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                                                                   EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-05493, 333-26785, 333-87279, 333-69811,
333-69813, and 333-92981.


                                       ARTHUR ANDERSEN, LLP


Dallas, Texas,
  March 21, 2000